UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2024

NeuroBo Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Concord Avenue, Suite 210 Cambridge, Massachusetts (Address of principal executive offices)		02138 (Zip Code)

(857) 702-9600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRBO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Registered Direct Offering

On June 23, 2024, NeuroBo Pharmaceuticals, Inc. (the “Company”) entered into a securities purchase agreement (the “Registered Direct Purchase Agreement”) with an institutional investor (the “Registered Direct Purchaser”) for the purchase and sale in a registered direct offering of 763,359 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $3.93 per share for gross proceeds of approximately $3 million before deducting the Placement Agent’s (as defined below) fees and related offering expenses (the “Registered Direct Offering”). The Registered Direct Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

The offering of the shares (the “Registered Offering”) is being made pursuant to the Company’s effective shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-278646), initially filed with the Securities and Exchange Commission (the “Commission”) on April 12, 2024 and declared effective by the Commission on April 23, 2024, and a prospectus supplement dated as of June 23, 2024.

Private Placement

On June 23, 2024, the Company also entered into a securities purchase agreement (the “PIPE Purchase Agreement,” and together with the Registered Direct Purchase Agreement, the “Securities Purchase Agreements”) with an institutional accredited investor and Dong-A ST Co. Ltd., a related party (together, the “PIPE Purchasers,” and together with the Registered Direct Purchaser, the “Purchasers”) in connection with a private placement (the “Private Placement,” and together with the Registered Direct Offering, the “Offering”). Pursuant to the Securities Purchase Agreements, the Company agreed to sell 4,325,701 shares of the Company’s Common Stock (or unregistered pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of Common Stock) (the “PIPE Shares”) and unregistered common warrants (“PIPE Common Warrants” and, together with the PIPE Shares, the “PIPE Securities”) comprised of Series A warrants to purchase 5,089,060 shares of Common Stock (the “Series A Warrants”) and Series B warrants to purchase up to 7,633,591 shares of Common Stock (the “Series B Warrants”).

Each Pre-Funded Warrant has an exercise price of $0.001 per share, and is immediately exercisable and will expire when exercised in full. Under the terms of the Pre-Funded Warrants, the Company may not affect the exercise of any such Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, other persons acting or who could be deemed to be acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s or any of the holder’s affiliates for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) would exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise (the “Beneficial Ownership Limitation”), as such percentage ownership is calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Securities and Exchange Commission (the “SEC”). A holder may increase or decrease the Beneficial Ownership Limitation to a higher or lower percentage (not to exceed 9.99%), effective 61 days after written notice to the Company. Any such increase or decrease will apply only to that holder and not to any other holder of the Pre-Funded Warrants.

The PIPE Common Warrants will have an exercise price of $3.93 per share and will be exercisable beginning on the effective date of stockholder approval of the issuance of the shares upon exercise of the PIPE Common Warrants (the “Stockholder Approval”). The Series A Warrants will expire on the earlier of the twelve month anniversary of the Stockholder Approval and within 60 days following the public announcement of the Company receiving positive Phase 1 multiple ascending dose (MAD) data readout for DA-1726, and the Series B warrants will expire on the earlier of the five years anniversary of the Stockholder Approval and within six months following the public announcement of the Company receiving positive Phase 1 Part 3 data readout for DA-1726.

The Securities Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

The PIPE Securities are being issued to institutional accredited investors in a private placement pursuant to Section 4(a)(2) and Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

The aggregate gross proceeds from the Private Placement will be approximately $17 million, before deducting the Placement Agent’s fees and related offering expenses. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes, including to continue the clinical development of DA-1726 for the treatment of obesity. The Company expects the Offering to close on June 25, 2024 (the "Closing Date"), subject to the satisfaction of customary closing conditions on the Closing Date.

H.C. Wainwright & Co., LLC (the “Placement Agent”) acted as the exclusive placement agent for the Company in connection with the Offering pursuant to an engagement letter, dated as of May 23, 2024, as amended, entered into by and between the Company and the Placement Agent (the “Engagement Letter”). As compensation in connection with the Offering, the Company agreed to pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds of the Offering received from a certain investor, non-accountable expenses in the amount of $75,000 and clearing costs of up to $15,950. In addition, pursuant to the Engagement Letter, the Company will issue to Wainwright or its designees upon closing of the Offering warrants (“Placement Agent Warrants”) to purchase up to 127,227 shares of Common Stock (which represents 5% of the eligible shares of Common Stock and Pre-Funded Warrants being sold in the Offering) at an exercise price of $4.9125 per share (which represents 125% of the offering price per share of Common Stock in the Offering). The Placement Agent Warrants will terminate on the earlier of (i) two years after the date that the shares of Common Stock underlying the Placement Agent Warrants are registered pursuant to an effective registration statement filed pursuant to the Securities Act and (ii) June 23, 2029. In addition, upon any exercise for cash of any privately-placed warrants issued to eligible investors in the Private Placement, the Company shall (i) pay the Placement Agent a cash fee of 7.0% of the aggregate gross exercise price paid in cash with respect thereto and (ii) issue to the Placement Agent additional warrants to purchase that number of shares of Common Stock equal to 5.0% of the aggregate number of such shares of Common Stock underlying such warrants.

The foregoing summary of the Securities Purchase Agreements, the PIPE Common Warrants, the Pre-Funded Warrants and the Placement Agent Warrants do not purport to be complete and are qualified in their entirety by reference to the forms of the Registered Direct Purchase Agreement, PIPE Purchase Agreement, the Pre-Funded Warrants, the Series A Warrants, the Series B Warrants and the Placement Agent Warrants, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, and Exhibit 4.4 respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The above descriptions of the terms of the Securities Purchase Agreements, the PIPE Common Warrants, the Pre-Funded Warrants and the Placement Agent Warrants are qualified in their entirety by reference to such exhibits.

Registration Rights Agreement

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which, among other things, the Company is required to prepare and file with the SEC one or more registration statements to register for resale the shares of Common Stock sold in the Offering and the shares of Common Stock issuable upon exercise of the PIPE Common Warrants and the Pre-Funded Warrants (the “Warrant Shares”) by July 20, 2024. The Company is required to use best efforts to have such registration statement(s) (collectively, the “Registration Statement”) declared effective as promptly as possible thereafter, and in any event no later than 60 days following June 23, 2024, or, in the event of a “full review” by the SEC, 90 days following June 23, 2024.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the Registration Rights Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the terms of the Registration Rights Agreement is qualified in its entirety by reference to such exhibits.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure required by this Item 3.02 and included in Item 1.01 is incorporated into this Item 3.02 by reference.

Based in part upon the representations of the Purchasers in the Securities Purchase Agreements, the Company offered and sold the PIPE Securities in reliance on Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder, and the corresponding provisions of state securities or “blue sky” laws. The PIPE Securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the PIPE Securities did not involve a public offering and was made without general solicitation or general advertising. Each of the Purchasers represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the PIPE Securities for investment purposes only and not with a view to any resale or distribution of the PIPE Securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 8.01	Other Events

On June 24, 2024, the Company issued a press release announcing the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the press release is qualified in its entirety by reference to such exhibit.

Information contained on or accessible through any website reference in the press release is not part of, or incorporated by reference in, this Current Report on Form 8-K, and the inclusion of such website addresses in this Current Report on Form 8-K by incorporation by reference of the press release is as inactive textual references only.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Securities Act, the Exchange Act, and of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements regarding the expected net proceeds of the Offering, the anticipated use of net proceeds of the Offering and satisfaction of the closing conditions of the Offering. Statements including words such as “believe,” “plan,” “continue,” “expect,” “will be,” “develop,” “signal,” “potential,” “anticipate” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties disclosed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 28, 2024, and its other filings with the SEC. Forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant.

4.2	Form of Series A Warrant.

4.3	Form of Series B Warrant.

4.4	Form of Placement Agent Warrant.

5.1	Opinion of Honigman LLP.

10.1	Form of Securities Purchase Agreement, dated as of June 23, 2024, by and among the Company and the Purchaser identified on the signature page thereto.

10.2	Form of Securities Purchase Agreement, dated as of June 23, 2024, by and among the Company and the Purchasers identified on the signature pages thereto.

10.3	Form of Registration Rights Agreement, dated as of June 23, 2024, by and among the Company and the Purchasers identified on the signature pages thereto.

23.1	Consent of Honigman LLP (included in Exhibit 5.1).

99.1	Press Release of NeuroBo Pharmaceuticals, Inc. dated June 24, 2024.

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2024	NEUROBO PHARMACEUTICALS, INC.

	By:	/s/ Hyung Heon Kim
	Name:	Hyung Heon Kim
	Title:	President and Chief Executive Officer